[ARTWORK]

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                                A No-Load Fund



                                 ANNUAL REPORT
                               DECEMBER 31, 1997



                                                    Managed by:
                                                    L. Roy Papp & Associates
                                                    4400 N. 32nd Street
                                                    Suite 280
                                                    Phoenix, AZ  85018
                                                    (602)956-1115 Local
                                                    (800)421-4004
                                                    E-mail: invest@roypapp.com
                                                    Web:http://www.roypapp.com

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA
          PACIFIC RIM FUND, INC., AND THE MORGAN STANLEY WORLD INDEX

                             [GRAPH APPEARS HERE]


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------------
                     Period from March 14, 1997 to
                           December 31, 1997
-----------------------------------------------------
Papp America-
Pacific Rim Fund                21.1%
-----------------------------------------------------
Morgan Stanley
World Index                     13.7%
-----------------------------------------------------
Standard & Poor's
500 Stock Index                 24.2%
-----------------------------------------------------

  Year     Papp America-Pacific Rim Fund     Morgan Stanley World Index
 3/14/97            $10,000                          $10,000
12/31/97             12,111                           11,365

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index (an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies). Approximately 34% of the earnings of the companies in the Fund's portfolio are derived from Pacific Rim sources, 17% are derived from other foreign sources, and 49% are derived from United States sources. All values shown include reinvested dividends.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.


Dear Fellow Shareholder:

Our Fund has performed well since its initial public offering on March 14, 1997. At the end of the year, per share net asset value was up 21.1%. This compares with an increase of 13.7% for the Morgan Stanley World Index, against which we measure ourselves, and 24.2% for the Standard & Poor's 500 Stock Index.

A short time ago, I wrote you pointing out that our Fund per share price was literally unchanged between June 30, 1997, when Asia's problems first became evident, and the date of my letter, despite the fact that the Asian stock markets had taken a horrific beating over the same period. There are a number of reasons for this performance disparity.

The companies in the Pacific Rim Fund are mostly multinational in nature. While our Fund emphasizes those companies which have substantial sales and earnings in and from Asia, they also have worldwide operations and participate in the growth of non-Asian markets. Moreover, a number of these companies have told us their Asian operations remain quite satisfactory. Fourth quarter earnings seem to bear this out. Of our companies which have reported fourth quarter earnings, most have experienced good results.

We have no idea of when Asia will resolve its problems, but we suspect it will not take years. The Asians are a clever and hard-working people and, prodded by the International Monetary Fund, will eventually take the steps necessary to revive their economies.

Some American multinational companies will suffer. These include the construction companies which are now stuck with half completed or unoccupied buildings, oil service companies, and those companies which specialize in infrastructure projects. We do not own these companies. Instead, we own companies that are the world's technological leaders, whether it be in electronics or medicine, or who are major exporters of American culture.

Certainly, for the time being, Asian growth will not be comparable to that of recent years. Our guess is that it will be similar to that of the United States. This does not mean, however, that the companies we own will not do well. Indeed, some of them will actually benefit from the strong dollar as their overseas production costs decline or because they will be able to ship Asian finished goods to the United States at a lower cost.

All in all, we believe the companies we own will continue to do well even in this difficult environment and will prosper once the Asian economies again see the light of day.

                                       Warmest regards,


                                       /S/ L. Roy Papp

                                       L. Roy Papp, Chairman
                                       February 6, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Papp America-Pacific Rim Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of Papp America-Pacific Rim Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Papp America-Pacific Rim Fund, Inc. as of December 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles.

                                       /s/ Arthur Andersen LLP

Phoenix, Arizona,
 January 21, 1998.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                                  Number          Market
                   Common Stocks                                                of Shares          Value
----------------------------------------------------------------                ----------      ----------
Industrial Services (18.5%)
 Air Express International
  (Air freight forwarding)                                                          23,000      $  701,500
 G & K Services, Inc. Class A
  (Uniform rental service)                                                          20,000         840,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                                  20,000         996,250
                                                                                                ----------
                                                                                                 2,537,750
                                                                                                ----------
Computers and Software (14.4%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)                       26,000         614,250
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                              9,500         593,750
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                                                11,000         772,750
                                                                                                ----------
                                                                                                 1,980,750
                                                                                                ----------
Financial Services (13.7%)
 American International Group
  (Major international insurance holding company)                                    6,000         652,500
 Pacific Century Financial Corp.
  (Provider of financial services in the U.S. and Pacific Island Nations)           25,000         618,750
 State Street Corporation
  (Provider of U.S. and global securities custodial services)                       10,500         610,970
                                                                                                ----------
                                                                                                 1,822,220
                                                                                                ----------
Telecommunications (10.8%)
 L. M. Ericsson Telephone AB
  (Manufacturer of telecom systems and cellular handsets)                           16,500         615,656
 Hong Kong Telecommunications Ltd.
  (International telecommunications services)                                       21,000         433,125
 Motorola, Inc.
  (Manufacturer of communication equipment)                                          7,700         439,381
                                                                                                ----------
                                                                                                 1,488,162
                                                                                                ----------
Medical Devices (9.8%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                                  14,400         753,300
 Stryker Corp.
  (Developer and manufacturer of surgical and medical devices)                      16,000         596,000
                                                                                                ----------
                                                                                                 1,349,300
                                                                                                ----------
Pharmaceutical (5.8%)
 Eli Lilly and Co.
  (Healthcare products)                                                              7,200         501,300
 Warner-Lambert Company
  (Pharmaceutical and consumer products)                                             2,400         297,600
                                                                                                ----------
                                                                                                   798,900
                                                                                                ----------

*Non-income producing security.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                        Number              Market
                  Common Stocks (continued)                            of Shares            Value
--------------------------------------------------------------         ---------         ------------
Industrial Components (5.6%)
 Millipore Corporation
  (Supplier of purification products)                                      8,000          $   271,500
 Minnesota Mining and Manufacturing Co.
   (Diversified manufacturer )                                             6,100              500,581
                                                                                          -----------
                                                                                              772,081
                                                                                          -----------
Electrical Equipment (5.1%)
 General Electric Co.
  (Diversified industrial company)                                         9,600              704,400
                                                                                          -----------

Consumer Products (5.1%)
 Colgate-Palmolive Company
  (Household and personal care products)                                   2,200              161,700
 Mattel, Inc.
  (Toy manufacturer)                                                      14,500              540,125
                                                                                          -----------
                                                                                              701,825
                                                                                          -----------
Restaurants (4.9%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                                 14,000              668,500
                                                                                          -----------

Direct Marketing (1.8%)
 Amway Asia Pacific, Ltd.
  (Direct marketing of household and personal items in Asia)              12,400              241,800
                                                                                          -----------

Miscellaneous (4.2%)
 Callaway Golf Company
  (Manufacturer of golf clubs)                                            20,000              571,250
                                                                                          -----------

Total Common Stocks - 99.7%                                                                13,696,938

Cash and Other Assets, Less Liabilities -  0.3%                                                44,451
                                                                                          -----------

Net Assets - 100.0%                                                                       $13,741,389
                                                                                          ===========

Net Asset Value Per Share
(Based on 1,135,717 shares outstanding at December 31, 1997)                              $     12.10
                                                                                          ===========

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997




                                    ASSETS

Investment in securities at market value (identified
 cost $13,296,858 at December 31, 1997) (Note 1)         $13,696,938
Cash                                                          30,164
Dividends and interest receivable                             21,577
                                                         -----------

          Total assets                                   $13,748,679
                                                         ===========

                                  LIABILITES

Redemption Payable                                       $     7,290
                                                         ===========


                                  NET ASSETS

Paid-in capital applicable to 1,135,717 outstanding
 shares at December 31, 1997                             $13,341,309
Net unrealized gain on investments                           400,080
                                                         -----------

          Net assets                                     $13,741,389
                                                         ===========

Net Asset Value Per Share (net assets/share
 outstanding)                                            $     12.10
                                                         ===========




    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE PERIOD FROM MARCH 14, 1997
           (DATE OF COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997




INVESTMENT INCOME:
 Dividends                                              $    83,072
 Interest                                                     9,418
 Foreign taxes withheld                                        (382)
                                                        -----------

          Total investment income                            92,108
                                                        -----------

EXPENSES:
 Management fee (Note 3)                                     77,151
 Filing fees                                                 17,345
 Custodial fees                                               6,102
 Legal fees                                                   5,020
 Accounting fees                                              2,546
 Directors' attendance fees                                   1,200
 Other fees                                                     794
                                                        -----------

          Total expenses                                    110,158
                                                        -----------

 Less fees waived by adviser (Note 3)                       (21,456)
                                                        -----------

          Net expenses                                       88,702
                                                        -----------

Net investment income                                         3,406
                                                        -----------

REALIZED AND UNREALIZED GAIN/LOSS
 ON INVESTMENTS:
  Proceeds from sales of securities                       1,172,305
  Cost of securities sold                                (1,162,759)
                                                        -----------
  Net realized gain on investments sold                       9,546

  Net change in unrealized gain on investments              400,080
                                                        -----------

Net realized and unrealized gain on investments             409,626
                                                        -----------

Net increase in net assets resulting from operations    $   413,032
                                                        ===========

    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE PERIOD FROM MARCH 14, 1997
           (DATE OF COMMENCEMENT OF OPERATIONS)TO DECEMBER 31, 1997



FROM OPERATIONS:
 Net investment income                                 $     3,406
 Net realized gain on investments sold                       9,546
 Net change in unrealized gain on investments              400,080
                                                       -----------

          Increase in net assets resulting from
           operations                                      413,032
                                                       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (3,406)
 Net realized gain on investments sold                      (9,546)
                                                       -----------

          Decrease in net assets resulting from
           distributions to shareholders                   (12,952)
                                                       -----------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                           15,900,856
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                     11,943
 Payments for redemption of shares                      (2,571,490)
                                                       -----------

          Increase in net assets resulting
           from shareholder transactions                13,341,309
                                                       -----------

Total increase in net assets                            13,741,389

Net assets at beginning of the period                            -
                                                       -----------

Net assets at end of period                            $13,741,389
                                                       ===========



    The accompanying notes are an integral part of this financial statement.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997




(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a dividend of approximately $.0022 a share, aggregating $3,406 was declared from net investment income earned during 1997. A distribution was also declared from net realized short-term capital gains of approximately $.0083 a share aggregating $9,546. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $21,456 was required in 1997.

The Fund's independent directors receive $100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the period from March 14, 1997 (date of commencement of operations) to December 31, 1997, investment transactions excluding short-term investments were as follows:

          Purchases at cost                    $14,459,596
          Sales                                  1,172,305

(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1997, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:


                                                 Proceeds      Shares
                                               ------------  ----------
     Period ended December 31, 1997
     Shares issued                             $15,900,856   1,345,160
     Dividends and distributions reinvested         11,943         929
     Shares redeemed                            (2,571,490)   (210,372)
                                               -----------   ---------

          Net increase                         $13,341,309   1,135,717
                                               ===========   =========


(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                              December 31,
                                                  1997
                                              ------------
     Market value                              $13,696,938
     Original cost                              13,296,858
                                               -----------

          Net unrealized appreciation          $   400,080
                                               ===========

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $1,290,093 and gross unrealized losses on investments in which cost exceeded market value totaled $890,013.

(7)  SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.

                                  Period Ended December 31,
                                             1997
                                  --------------------------

Net asset value, beginning
 of period (A)                          $     10.00
Income from investment
 operations:
  Net investment income                        -
  Net realized and unrealized
   gain (loss) on investments                  2.11
                                        -----------

     Total from investment
      operations                               2.11

Less Distributions:
 Dividend from investment
  income                                       -
 Distribution of net realized
  gain                                         (.01)
                                        -----------

     Total Distributions                       (.01)

Net asset value, end of period          $     12.10
                                        ===========

     Total return                             21.11%
                                        ===========

Ratios/Supplemental Data:
 Net assets, end of period              $13,741,389
 Expenses to average
  net assets (B)                               1.25%*
 Net investment income to
  average net assets (C)                       1.30%*
 Portfolio turnover rate                      14.30%
 Average commission per share           $    0.0535


      *  Annualized
     (A) From the date of commencement of operations (March 14, 1997).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.55%, for the period ended December 31, 1997.
     (C) Computed giving effect to investment adviser's expense limitation undertaking.

                             FACTS ABOUT THE FUND


Investment Objective - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 43 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 20 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.

                                   DIRECTORS

          James K. Ballinger                     Harry A. Papp
          Amy S. Clague                          L. Roy Papp
          Robert L. Mueller                      Rosellen C. Papp
          Carolyn P. O'Malley                    Bruce C. Williams

                                   OFFICERS

          Chairman - L. Roy Papp                 President - Harry A. Papp

                                VICE PRESIDENTS

          Victoria S. Cavallero                  Julie A. Hein
          George D. Clark, Jr.                   Robert L. Mueller
          Jeffrey N. Edwards                     Rosellen C. Papp
          Robert L. Hawley                       Bruce C. Williams

                         SECRETARY - Robert L. Mueller
                  ASSISTANT SECRETARY - Barbara D. Perleberg
                         TREASURER - Rosellen C. Papp
                      ASSISTANT TREASURER - Julie A. Hein

                              INVESTMENT ADVISER
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                            E-mail: invest@roypapp
                          Web: http://www.roypapp.com

                                   CUSTODIAN
                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                          Scottsdale, Arizona  85258

                    SHAREHOLDER SERVICES AND TRANSFER AGENT
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                (800) 421-4004

                        INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                      2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL
                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.